COLUMBIA FUNDS SERIES TRUST

               Supplement dated November 3, 2008 to the following
                                  Prospectuses

                     Columbia California Tax-Exempt Reserves
                             Columbia Cash Reserves
                          Columbia Government Reserves
                         Columbia Money Market Reserves
                           Columbia Municipal Reserves
                      Columbia New York Tax-Exempt Reserves
                          Columbia Tax-Exempt Reserves
                           Columbia Treasury Reserves
                     Columbia Connecticut Municipal Reserves
                    Columbia Massachusetts Municipal Reserves
                        Columbia Government Plus Reserves
                          Columbia Daily Cash Reserves

                                 (each a "Fund")



The below text is added as a new paragraph at the end of the last footnote to each Fund's Annual Fund Operating Expenses table.

Also, the Distributor has voluntarily undertaken to waive its receipt of certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.01% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to waive its receipt of certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's waiver of class-specific Fund expenses is fully utilized. These waivers are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.









  Shareholders should retain this Supplement for future reference.













INT-47/157013-1108